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TRANSAMERICA PARTNERS PORTFOLIOS

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TRANSAMERICA PARTNERS MID VALUE
TRANSAMERICA PARTNERS INSTITUTIONAL MID VALUE
570 Carillon Parkway
St. Petersburg, Florida 33716
December 14, 2009
Dear Shareholder:
The enclosed Information Statement describes J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”), a sub-adviser to the Mid Value Portfolio (the “Portfolio”), the underlying mutual fund in which all of the assets of the Transamerica Partners Mid Value and Transamerica Partners Institutional Mid Value are invested.
On July 21, 2009, the Board of Trustees of the Portfolio approved a new subadvisory agreement with the Sub-Adviser and terminated LSV Asset Management and RiverSource Investments, LLC as sub-advisers to the Portfolio. The Sub-Adviser took over day-to-day management of a portion of the Portfolio on September 16, 2009. Cramer, Rosenthal, McGlynn, LLC remains a sub-adviser to the Portfolio.
Transamerica Asset Management, Inc., the Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new sub-advisers, or new subadvisory agreements, without investor approval under certain circumstances. The enclosed Information Statement describes the Sub-Adviser and the terms of the subadvisory agreement with the Sub-Adviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.
Sincerely,
Dennis P. Gallagher
Vice President, General Counsel and Secretary

MID VALUE PORTFOLIO
a series of Transamerica Partners Portfolios
570 Carillon Parkway
St. Petersburg, Florida 33716
December 14, 2009
Dear Investor:
The enclosed Information Statement describes J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”), a sub-adviser to the Mid Value Portfolio (the “Portfolio”).
On July 21, 2009, the Board of Trustees of the Portfolio approved a new subadvisory agreement with the Sub-Adviser and terminated LSV Asset Management and RiverSource Investments, LLC as a sub-adviser to the Portfolio. The Sub-Adviser took over day-to-day management of a portion of the Portfolio on September 16, 2009. Cramer, Rosenthal, McGlynn, LLC remains a sub-adviser to the Portfolio.
Transamerica Asset Management, Inc., the Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new sub-advisers, or new subadvisory agreements, without investor approval under certain circumstances. The enclosed Information Statement describes the Sub-Adviser and the terms of the subadvisory agreement with the Sub-Adviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.
Sincerely,
Dennis P. Gallagher
Vice President, General Counsel and Secretary

MID VALUE PORTFOLIO
a series of Transamerica Partners Portfolios
570 Carillon Parkway
St. Petersburg, Florida 33716
Telephone: 1-888-233-4339
INFORMATION STATEMENT
This Information Statement is being provided to investors in the Mid Value Portfolio (the “Portfolio”) by the Portfolio’s Board of Trustees (the “Board”) in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) to Transamerica Asset Management, Inc., the Portfolio’s investment adviser (“TAM” or the “Adviser”), on August 5, 1998. The exemptive order permits the Board, including a majority of Trustees who are not interested persons of the Portfolio, TAM or the sub-adviser (“Independent Trustees”) as defined in the Investment Company Act of 1940 (the “1940 Act”), to approve new sub-advisers and new subadvisory agreements, (with non-affiliated entities), without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about new sub-advisers and new subadvisory agreements to its investors. Accordingly, investors are not being asked to vote on the new subadvisory agreement with the new sub-adviser, but are encouraged to review this Information Statement.
The Adviser and the Portfolio will share equally the costs associated with preparing and distributing this Information Statement to shareholders.
We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.
The Portfolio is a series of Transamerica Partners Portfolios (the “Trust”), which is a registered investment company organized as a New York trust under an Amended and Restated Declaration of Trust dated as of November 1, 2007. The Portfolio was designated as a separate series of the Trust on April 27, 2001, and commenced operations on April 27, 2001. The Portfolio’s mailing address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Prior to November 1, 2007, the Trust was known as Diversified Investors Portfolios.
The annual report for the Portfolio for the period ended December 31, 2008, and the semi-annual report for the Portfolio for the period ended June 30, 2009, have been sent to investors. Both reports are available upon request without charge by contacting TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or by calling toll-free 1-888-233-4339.
This Information Statement is being mailed on or about December 14, 2009.
Background
The Portfolio is a master fund in a master/feeder mutual fund structure. Currently six feeder funds invest their assets in the Portfolio. The Portfolio, in turn, invests directly in securities.
TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of November 1, 2007 (the “Advisory Agreement”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
The Advisory Agreement was recently approved by the Board, including a majority of the Independent Trustees, on June 4, 2009. More information about the Advisory Agreement appears below under the caption “Advisory Agreement.”
Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews the sub-advisers’ continued performance. The Adviser may terminate the services of any sub-adviser at any time.
On July 21, 2009, the Board of Trustees of the Portfolio approved the termination of LSV Asset Management (“LSV”) and RiverSource Investments, LLC (“RiverSource”) as sub-advisers and approved a new subadvisory agreement with J.P. Morgan Investment Management, Inc. (“JPMorgan”). JPMorgan became a sub-adviser to the Portfolio on September 16, 2009, pursuant to a subadvisory agreement with TAM. Cramer, Rosenthal, McGlynn, LLC remains a sub-adviser to the Portfolio and will continue to furnish portfolio management services with respect to its allotted portion of the Portfolio’s assets. This Information Statement describes JPMorgan and its subadvisory agreement relating to the Portfolio (the “JPMorgan Subadvisory Agreement”).
No officer or Trustee of the Portfolio is a director, officer or employee of JPMorgan. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in JPMorgan or any other person controlling, controlled by or under common control with JPMorgan. Since January 1, 2008, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which JPMorgan or any of its affiliates was or is to be a party.
Existing Advisory Agreement
As noted above, the Adviser manages the assets of the Portfolio pursuant to the Advisory Agreement. The Advisory Agreement is dated as of November 1, 2007, and continues in effect for an initial term of two years, subsequently from year to year, subject to approval annually in accordance with the 1940 Act. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio on 60 days’ advance written notice to the Adviser. TAM may terminate the Agreement as to the Portfolio at any time, without payment of any penalty, on 60 days’ written notice to the Portfolio. The Advisory Agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.
Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code of 1986 and to the investment objectives, policies, procedures and restrictions contained in the Portfolio’s then current Registration Statement under the 1940 Act. The Adviser also provides the Board with performance and other information, along with such other reports and data as are requested by the Board from time to time.
The Adviser also provides certain management services pursuant to the Advisory Agreement, including making available executive and management personnel to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, and the services of the Portfolio’s custodian and transfer agent. The Adviser also assists in the preparation of reports to shareholders, as required by the Trust.
The Advisory Agreement states that the Adviser may not execute purchase and sale orders with itself or affiliates, except as permitted by law and in accordance with such policies and procedures adopted by the Board. Under the Advisory Agreement, the Adviser shall, at the request of the Board, exercise voting rights pertaining to the securities held in the Portfolio.
The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.
A description of the investment advisory fees paid by the Portfolio to the Adviser appears below under the caption “TAM Advisory Fees.”
Investors should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement. The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in Exhibit A.
Terms of the Subadvisory Agreement
Prior to September 16, 2009, LSV and RiverSource served as sub-advisers to the Portfolio.
LSV was formed in 1994 and is owned by eighteen equity partners, sixteen of whom are actively involved in the business. LSV’s principal office is located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.
RiverSource has been a registered investment adviser since December 1985, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. The principal business address of RiverSource is 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474.
LSV provided subadvisory services to the Portfolio pursuant to an Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. (“DIA”) and LSV (the “LSV Subadvisory Agreement”). RiverSource provided subadvisory services to the Portfolio pursuant to an Investment Subadvisory Agreement between DIA and RiverSource (the “RiverSource Subadvisory Agreement”; together, the “LSV and RiverSource Subadvisory Agreements”). On November 1, 2007, the Adviser succeeded to the rights of DIA under the LSV and RiverSource Subadvisory Agreements. As sub-advisers to the Portfolio, LSV and RiverSource were each responsible for managing a portion of the assets of the Portfolio in a manner consistent with the terms of the LSV Subadvisory Agreement and the RiverSource Subadvisory Agreement, respectively, and the investment objectives of the Portfolio.
The LSV Subadvisory Agreement was dated as of March 30, 2005, and the RiverSource Subadvisory Agreement was dated as of September 29, 2006. The Board, including a majority of the Independent Trustees, last approved the LSV and RiverSource Subadvisory Agreements on June 4, 2009.
At a meeting of the Board held on July 21, 2009, the Board considered, at the Adviser’s recommendation, the termination of LSV and RiverSource as sub-advisers to the Portfolio and the engagement of JPMorgan as a sub-adviser to the Portfolio. As discussed below under “Evaluation by the Board,” the Board authorized the Adviser to terminate the LSV and RiverSource Subadvisory Agreements and to enter into a new subadvisory agreement with JPMorgan. Effective September 15, 2009, the Adviser terminated the LSV and RiverSource Subadvisory Agreements. Effective September 16, 2009, the Adviser entered into the JPMorgan Subadvisory Agreement.

Comparison of the Subadvisory Agreements
A description of the investment advisory fees to be paid by the Adviser to JPMorgan appears below under the caption “JPMorgan Subadvisory Fee.” A comparison of that fee to the fees paid by the Adviser to LSV and RiverSource appears below under the caption “LSV and RiverSource Subadvisory Fees.”
The JPMorgan Subadvisory Agreement was approved by the Board on July 21, 2009 and was effective as of September 16, 2009. The JPMorgan Subadvisory Agreement has an initial term of two years from the effective date. Thereafter, continuance of the JPMorgan Subadvisory Agreement shall be subject to the specific approval, at least annually, of a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, as well as the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. The JPMorgan Subadvisory Agreement: (i) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Advisory Agreement; and (iii) may be terminated at any time by JPMorgan on 90 days’ written notice to the Adviser and the Portfolio. The LSV and RiverSource Subadvisory Agreements contained similar provisions.
Under the terms of the JPMorgan Subadvisory Agreement, JPMorgan furnishes continuing portfolio management services to the Portfolio, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions contained in the Portfolio’s then current Prospectus and Statement of Additional Information. The LSV and RiverSource Subadvisory Agreements contained similar provisions.
The JPMorgan Subadvisory Agreement provides that JPMorgan is responsible for providing investment advice to the Portfolio, subject to the supervision of the Board, with respect to such portion of the Portfolio’s assets as shall be allocated to JPMorgan by the Adviser from time to time. The LSV and RiverSource Subadvisory Agreements also limited LSV and RiverSource to the management of the discrete portion of the assets of the Portfolio allocated to it by the Board and communicated to LSV and RiverSource in writing. The LSV and RiverSource Subadvisory Agreements prohibited, and the JPMorgan Subadvisory Agreement prohibits, the sub-adviser from directly or indirectly consulting with any other sub-adviser for a portion of the Portfolio’s assets concerning Portfolio transactions in securities or other assets.
Pursuant to the JPMorgan Subadvisory Agreement, JPMorgan agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which it or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account it or its affiliates advises, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The LSV and RiverSource Subadvisory Agreements contained similar provisions.
The JPMorgan Subadvisory Agreement states that JPMorgan shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that JPMorgan is not protected against any liability to the Adviser or the Portfolio to which JPMorgan would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the JPMorgan Subadvisory Agreement. The LSV and RiverSource Subadvisory Agreements contained similar provisions. The LSV and RiverSource Subadvisory Agreements also provided that LSV and RiverSource would be indemnified and held harmless by the

Adviser for any loss in carrying out the terms and provisions of the LSV and RiverSource Subadvisory Agreements, respectively, other than for any liability, damages or expenses arising out of the willful malfeasance, bad faith, gross negligence, or violation of applicable law. The JPMorgan Subadvisory Agreement contains no such provision.
The JPMorgan Subadvisory Agreement provides that JPMorgan may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to JPMorgan, or to any other fund or account over which JPMorgan or its affiliates exercise investment discretion. The JPMorgan Subadvisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, JPMorgan may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where JPMorgan has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or JPMorgan’s overall responsibilities with respect to the Portfolio and to other funds and clients for which JPMorgan exercises investment discretion. The LSV and RiverSource Subadvisory Agreements contained similar provisions.
The LSV and RiverSource Subadvisory Agreements stated that when LSV and RiverSource deemed the purchase or sale of a security to be in the best interest of the Portfolio as well as LSV’s and RiverSource’s other clients, LSV or RiverSource, to the extent permitted by applicable laws and regulations, could, but would be under no obligation to aggregate the securities to be sold or purchased in order to obtain a more favorable price or lower brokerage commissions and efficient execution. The JPMorgan Subadvisory Agreement does not specifically address aggregation of orders.
The JPMorgan Subadvisory Agreement provides that unless the Adviser advises JPMorgan in writing that the right to vote proxies has been expressly reserved to the Adviser or Transamerica Partners Portfolios or otherwise delegated to another party, JPMorgan shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Portfolio’s securities managed by JPMorgan, in accordance with JPMorgan’s proxy voting policies and procedures without consultation with the Adviser or the Portfolio. JPMorgan agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The LSV and RiverSource Subadvisory Agreements contained similar provisions.
Under the JPMorgan Subadvisory Agreement, JPMorgan will review, on a daily basis, the security valuations of the securities held by the Portfolio. If JPMorgan believes that the Portfolio’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, JPMorgan will notify the Adviser promptly. In addition, JPMorgan is required to be available to consult with the Adviser in the event of a pricing problem and to participate in meetings of the Trust’s Valuation Committee. The LSV and RiverSource Subadvisory Agreements did not specifically address valuation procedures.
The JPMorgan Subadvisory Agreement requires that JPMorgan supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by them and reasonably available to JPMorgan relating to the services provided pursuant to the JPMorgan Subadvisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The LSV and RiverSource Subadvisory Agreements required LSV and RiverSource to provide the Adviser with all written compliance policies and procedures (and all updates thereto) and otherwise comply with all reasonable requests by the Adviser to ensure compliance with applicable law.

Investors should refer to Exhibit B attached hereto for the complete terms of the JPMorgan Subadvisory Agreement. The description of the JPMorgan Subadvisory Agreement set forth herein is qualified in its entirety by provisions of the JPMorgan Subadvisory Agreement as set forth in Exhibit B.
Portfolio Managers
The Portfolio’s management team consists of a dedicated portfolio manager, two co-portfolio managers/analysts and a team of research analysts actively involved in the investment process. Responsibility for actual portfolio construction decisions lies with the portfolio managers, Jonathan K.L. Simon, Lawrence Playford and Gloria Fu. Final authority on all investment decisions remain with Jonathan Simon.
Jonathan K.L. Simon, Managing Director, heads the U.S. Equity Value Group. An employee since 1980, Jonathan manages the JPMorgan Mid Cap Value Fund, the JPMorgan Value Advantage Fund, and the JPMF US Value Fund. In addition, he is a portfolio manager of the JPMorgan Diversified Mid Cap Value Fund, the JPMorgan Growth and Income Fund and the JPMorgan Equity Income Fund. Jonathan joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming’s U.S. asset management operations from 1990 until 2000. Jonathan holds an M.A. in mathematics from Oxford University.
Lawrence Playford, Vice President, is a research analyst and portfolio manager in the U.S. Equity Value Group. Larry’s analytical coverage includes the energy, materials and industrial sectors. An employee since 1993, Larry joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Larry served as a client portfolio manager working directly with the U.S. Equity Group’s investment teams to communicate investment strategy and results to clients since 2001. Larry also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm’s finance department. Lawrence holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant and a CFA charterholder.
Gloria Fu, Vice President, is a research analyst and portfolio manager in the U.S. Equity Value Group. Gloria’s analytical coverage predominantly focuses on consumer companies. An employee since 2002, Gloria previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, Gloria was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Gloria holds a Bachelors of Science and Masters degree in hotel administration from Cornell University and is also a CFA charterholder.
TAM Advisory Fees
Under the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at the annual rate of 0.67% of the Portfolio’s average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.
The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2008 to December 31, 2008 were $5,666,154 after waivers and reimbursements.
As of December 31, 2008, the Portfolio had net assets of $630,249,484.

JPMorgan Subadvisory Fee
Under the JPMorgan Subadvisory Agreement, the Adviser (not the Portfolio) pays JPMorgan for its services on the basis of the following annual fee schedule:
JPMorgan Fee Schedule

0.40% of average daily net assets.
Fees are calculated daily at the annual rates from the fee schedule. The fees will be paid as promptly as possible after the last day of each month.
LSV and RiverSource Subadvisory Fees
Under the LSV and RiverSource Subadvisory Agreements, the Adviser (not the Portfolio) paid LSV and RiverSource for their services on the basis of the following annual fee schedules, respectively:
LSV Fee Schedule

50 basis points of the first $100M of net assets
40 basis points of the next $100M of net assets
35 basis points of next $600M of net assets
33 basis points of any amount in excess of $800M of net assets
RiverSource Fee Schedule

0.00425 of the first $250 million of net assets
0.00400 of next $250 million of net assets
0.00375 of net assets in excess of $500 million
For purposes of calculating each subadvisory fee, the net assets of the Portfolio were valued at their market value. Fees were calculated by multiplying the arithmetic average of the beginning and ending monthly net assets in the Portfolio by the fee schedule and dividing by twelve. The fees were paid quarterly.
Fees paid to LSV for services provided pursuant to the LSV Subadvisory Agreement for the period from January 1, 2008 to December 31, 2008 were $867,904. Fees paid to RiverSource for services provided pursuant to the RiverSource Subadvisory Agreement for the period from January 1, 2008 to December 31, 2008 were $918,504. Total subadvisory fees paid by the Portfolio to LSV and RiverSource in 2008 were $1,786,408. Fees that would have been payable to JPMorgan for services provided pursuant to the JPMorgan Subadvisory Agreement for the same period, had the JPMorgan Subadvisory Agreement been in effect for such period instead of the LSV and RiverSource Subadvisory Agreements, would have been $1,811,279. Investors should note that the Adviser, not the Portfolio, pays all subadvisory fees.
Information Regarding JPMorgan
JPMorgan is an indirect wholly owned subsidiary of JPMorgan Chase & Co. with assets under management of $1,258,513 million (as of September 30, 2009). The principal business address of JPMorgan is 245 Park Avenue, New York, New York 10167.

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of JPMorgan as of September 30, 2009. The principal address of each individual as it relates to his or her duties at JPMorgan is the same as that of JPMorgan.

Position and Principal Occupation with JPMorgan and Principal Occupation
Name	if Different from Positions(s) with JPMorgan
Evelyn Guernsey	President/Director/CEO of Investment Management Americas/Managing Director

George Gatch	Director/CEO & President, J.P. Morgan Funds/Managing Director

Seth Bernstein	Director/Global Head of Fixed Income/Managing Director

Lawrence Unrein	Director/Head of Private Equity and Hedge Fund Groups/Managing Director

Clive Brown	Director/Chief Executive of Europe, Asia and Japan/Managing Director

Joseph Azelby	Director/Head of Global Real Assets Group/Managing Director

Paul Quinsee	Director/Chief Investment Officer of the U.S. Large Cap Core Equity Team/Managing Director
Management Activities. JPMorgan acts as adviser or sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Portfolio:

Assets Managed by
Comparable Relationships for	JPMorgan as of
which JPMorgan serves as	December 31, 2008
Investment Adviser	($Million)	Advisory Fee Paid to JPMorgan
JPMorgan Mid Cap Value Fund	$3,879,116,479	0.65% on average daily net assets (management fee as per prospectus)

	Assets Managed by
Comparable Funds for	JPMorgan as of
which JPMorgan serves as Sub–	December 31, 2008
Adviser	($Million)	Subadvisory Fee Paid to JPMorgan
Transamerica JPMorgan Mid Cap Value	$152,597,595	0.40% on average daily net assets

Transamerica JPMorgan Mid Cap Value VP	$190,191,993	0.40% on average daily net assets

ING JPMorgan Mid Cap Value Portfolio	$173,295,874	• 0.55% on the first $50 million average daily net assets

		• 0.50% on the next $50 million average daily net assets

		• 0.45% on average daily net assets in excess of $100 million
Evaluation by the Board
At a meeting held on July 21, 2009, the Board approved the JPMorgan Subadvisory Agreement following a presentation by the Adviser. Discussed below are some of the material factors considered by the Board.
The Board considered that the Portfolio’s portfolio management team was expected to change as a result of approval of the new sub-adviser. Management represented that the JPMorgan Subadvisory Agreement was substantially similar to the LSV and RiverSource Subadvisory Agreements.

The Board considered that LSV and RiverSource follow “deep value” strategies, which the Adviser believes can lead to excessive volatility in times of market distress. The Board considered JPMorgan’s relative value strategy and its bottom-up approach to stock selection of undervalued mid-cap companies with potential for growth. The Board was advised that JPMorgan’s constructs portfolios based on company fundamentals, quantitative screening, and proprietary fundamental analysis. The Board noted that the Adviser believes that JPMorgan’s strategy could provide a consistent return, risk and reward profile for the Portfolio over the long term. The Board noted TAM’s existing relationship with JPMorgan with respect to certain series of Transamerica Funds and Transamerica Series Trust. The Board was advised that the strategy utilized by JPMorgan to manage the Portfolio would be similar to that of the strategy used in managing those series of Transamerica Funds and Transamerica Series Trust. The Board observed that, compared to their peers, Transamerica JPMorgan Mid Cap Value and Transamerica JPMorgan Mid Cap Value VP had each performed above their competitive medians over the one- and three-year periods ended March 31, 2009, that Transamerica JPMorgan Mid Cap Value had outperformed its benchmark over the one- and three-year periods ended March 31, 2009 and that Transamerica JPMorgan Mid Cap Value VP had outperformed its benchmark over the one-, three- and five-year periods ended March 31, 2009.
The Board considered the qualifications, backgrounds and responsibilities of the JPMorgan team responsible for the day-to-day management of the Portfolio. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by JPMorgan under the JPMorgan Subadvisory Agreement. The Board considered that, at current asset levels, the subadvisory fee proposed to be paid to JPMorgan for services provided to the Portfolio would be less than the subadvisory fees paid under each of the current subadvisory agreements with LSV and RiverSource. The Board noted that the Adviser, and not the Portfolio, will pay the subadvisory fee to JPMorgan.
Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) JPMorgan can provide subadvisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that JPMorgan’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Portfolio, and (b) the fees provided in the JPMorgan Subadvisory Agreement are fair and reasonable in light of the services expected to be provided to the Portfolio. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the JPMorgan Subadvisory Agreement for up to a two-year period.
No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the JPMorgan Subadvisory Agreement, and each Board Member attributed different weight to the various factors.
ADDITIONAL INFORMATION
The Portfolio’s placement agent is Transamerica Capital, Inc., 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.
As of October 30, 2009, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

As of October 30, 2009, the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Portfolio:

	Amount and Nature of	Percentage of
Name of Investor	Beneficial Ownership	Beneficial Ownership
Transamerica Financial Life Insurance Company*	$31,948,848.54 (Direct)	4.30%

Diversified Investment Advisors Collective Trust*	$89,007,896.53 (Direct)	11.97%

Transamerica Partners Mid Value, a series of Transamerica Partners Funds Group**	$356,809,156.73 (Direct)	47.97%

Transamerica Partners Institutional Mid Value, a series of Transamerica Partners Funds Group II**	$265,968,008.12 (Direct)	35.76%

*	The address of the investor is Four Manhattanville Road, Purchase, New York 10577.

**	The address of the investor is 570 Carillon Parkway, St. Petersburg, Florida 33716.
The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.
By Order of the Board of Trustees,
Dennis P. Gallagher
Vice President, General Counsel and Secretary
December 14, 2009

EXHIBIT A
INVESTMENT ADVISORY AGREEMENT
Transamerica Fund Advisors, Inc.
     This Agreement, entered into as of November 1, 2007 between Diversified Investors Portfolios, a New York trust (referred to herein as the “Trust”), and Transamerica Fund Advisors, Inc., a Florida corporation (referred to herein as “TFAI”), to provide certain management and advisory services to each series of the Trust listed on Schedule A hereto (each, a “Fund”).
     The Trust is registered as an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”), and consists of more than one series, including the Funds. In managing each of the Funds, as well as in the conduct of certain of its affairs, the Trust wishes to have the benefit of the investment advisory services of TFAI and its assistance in performing certain management functions. TFAI desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:
     1. Appointment. The Trust hereby appoints TFAI as each Fund’s investment adviser for the period and on the terms set forth in this Agreement. TFAI accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.
     2. Investment Advisory Services. In its capacity as investment adviser to each Fund, TFAI shall have the following responsibilities:
(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”), TFAI shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. TFAI shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to TFAI. TFAI is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	TFAI will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which TFAI or its affiliates exercise investment discretion. TFAI is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if TFAI determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which TFAI and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict TFAI’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with TFAI which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, TFAI agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which TFAI or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by TFAI or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to TFAI and its directors and officers.

(d)	TFAI shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to each Fund’s portfolio securities.
     3. Management Services. TFAI shall furnish or make available to each Fund the services of executive and management personnel to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, the services of the Fund’s custodian and transfer agent, and other functions of the Fund. TFAI shall also assist in the preparation of reports to shareholders of each Fund as requested by the Trust. In accordance with the foregoing, TFAI shall, at the request of the Board, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.
     4. Subadvisers. Subject to the Board’s approval, TFAI or any Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of TFAI, in which TFAI delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as TFAI will determine to be necessary, desirable or appropriate, provided that in each case TFAI shall supervise the activities of each such subadviser and further provided that such contracts impose on any investment subadviser bound thereby all the conditions to which TFAI is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.
     5. Activities of TFAI. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of TFAI who may also be a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of TFAI to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for a Fund and one or more other accounts of TFAI is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by TFAI. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with TFAI’s policies and procedures as presented to the Board from time to time.
     6. Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TFAI incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:
(a)	Each Fund shall pay (i) fees payable to TFAI pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TFAI); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.
(b)	TFAI shall pay all expenses incurred by it in the performance of its duties under this Agreement. TFAI shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.
     7. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	The Trust shall at all times keep TFAI fully informed with regard to the securities owned by each Fund, the Fund’s funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Trust shall furnish TFAI with such other documents and information with regard to each Fund’s affairs as TFAI may from time to time reasonably request.
(b)	TFAI shall at all times keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance, and generally as to the condition of its affairs. TFAI shall furnish the Trust with such other documents and information with regard to each Fund’s affairs as the Trust may from time to time reasonably request.
     8. Compensation of TFAI. As compensation for the services performed by TFAI, each Fund shall pay TFAI, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due TFAI for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.
     9. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or a Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of TFAI or any affiliated company of TFAI, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of TFAI’s or any affiliated company’s staff.
     10. Term. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.
     11. Termination. This Agreement may be terminated with respect to any Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ written notice of termination be given to TFAI at its principal place of business. This Agreement may be terminated with respect to any Fund by TFAI at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business. This Agreement may be terminated with respect to any Fund upon the mutual written consent of TFAI and the Trust. This Agreement shall terminate automatically in the event of its assignment by TFAI and shall not be assignable by the Trust without the consent of TFAI. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.
     12. Use of Name. If this Agreement is terminated with respect to any Fund and TFAI no longer serves as investment adviser to the Fund, TFAI reserves the right to withdraw from the Trust the use of the names Transamerica and Transamerica Partners with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and TFAI or any of its affiliates.
     13. Liability of TFAI. TFAI may rely on information reasonably believed by it to be accurate and reliable. TFAI assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect TFAI against any liability to the Fund to which TFAI would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 13, the term “TFAI” shall include any affiliates of TFAI performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of TFAI and such affiliates.
     14. Meanings of Certain Terms. For the purposes of this Agreement, each Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.
     15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust and TFAI.
     16. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors. This Agreement replaces the investment advisory agreement between the Trust and Diversified Investment Advisors, Inc. (“Diversified”), and TFAI succeeds to all rights and obligations of Diversified under all existing subadvisory agreements for the Funds to which Diversified is a party.
     17. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.
     18. Limitation of Liability. A copy of the Trust’s Declaration of Trust is on file with the state of New York, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the applicable Fund. TFAI agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Trust.
[signature page to follow]

     The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA FUND ADVISORS, INC.

By:	/s/ T. Gregory Reymann, II

Name:	T. Gregory Reymann, II
Title:	Senior Vice President and Chief Compliance Officer

DIVERSIFIED INVESTORS PORTFOLIOS

By:	/s/Dennis P. Gallagher

Name:	Dennis P. Gallagher
Title:	Vice President, General Counsel and Secretary

Amended and Effective: May 1, 2008
Schedule A

Fund	Investment Advisory Fee
Transamerica Partners Money Market Portfolio (formerly, Diversified Investors Money Market Portfolio)	0.25%

Transamerica Partners High Quality Bond Portfolio (formerly, Diversified Investors High Quality Bond Portfolio)	0.35%

Transamerica Partners Inflation-Protected Securities Portfolio (formerly, Diversified Investors Inflation-Protected Securities Portfolio)	0.35%

Transamerica Partners Core Bond Portfolio (formerly, Diversified Investors Core Bond Portfolio)	0.35%

Transamerica Partners Total Return Bond Portfolio (formerly, Diversified Investors Total Return Bond Portfolio)	0.35%

Transamerica Partners High Yield Bond Portfolio (formerly, Diversified High Yield Bond Portfolio)	0.55%

Transamerica Partners Balanced Portfolio (formerly, Diversified Investors Balanced Portfolio)	0.45%

Transamerica Partners Large Value Portfolio (formerly, Diversified Investors Value & Income Portfolio)	0.45%

Transamerica Partners Value Portfolio (formerly, Diversified Investors Value Portfolio)	0.50%

Transamerica Partners Large Core Portfolio (formerly, Diversified Investors Growth & Income Portfolio)	0.60%

Transamerica Partners Large Growth Portfolio (formerly, Diversified Investors Equity Growth Portfolio)	0.62%

Transamerica Partners Growth Portfolio (formerly, Diversified Investors Aggressive Equity Portfolio)	0.77%

Transamerica Partners Mid Value Portfolio (formerly, Diversified Investors Mid-Cap Value Portfolio)	0.67%

Transamerica Partners Mid Growth Portfolio (formerly, Diversified Investors Mid-Cap Growth Portfolio)	0.72%

Transamerica Partners Small Value Portfolio (formerly, Diversified Investors Small-Cap Value Portfolio)	0.82%

Fund	Investment Advisory Fee
Transamerica Partners Small Core Portfolio (formerly, Diversified Investors Special Equity Portfolio)	0.80%

Transamerica Partners Small Growth Portfolio (formerly, Diversified Investors Small-Cap Growth Portfolio)	0.87%

Transamerica Partners International Equity Portfolio (formerly, Diversified Investors International Equity Portfolio)	0.75%

EXHIBIT B
INVESTMENT SUBADVISORY AGREEMENT
JPMorgan Investment Management, Inc.
     This Agreement, dated September 16, 2009 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and JPMorgan Investment Management, Inc., a Delaware limited liability company (referred to herein as the “Subadviser”).
     TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:
     1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.
     2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:
(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information and provided to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will review the security valuations of the Allocated Assets on a daily basis. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.
     3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.
     4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:
(a)	The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix)

cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.
     5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:
(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.
(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.
     6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.
     7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.
     8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.
     9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.
     10. Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.
     11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.
     12. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.
     13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.
     14. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Fund agrees that the Subadviser may keep copies of such records. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.
     15. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.
     16. Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.
[signature page to follow]

     The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer

J.P. MORGAN INVESTMENT MANAGEMENT, INC.

By:	/s/ Stuart Parker

Name:	Stuart Parker
Title:	Executive Vice President

Schedule A

Fund	Investment Subadvisory Fee
Transamerica Partners Mid Value Portfolio	0.40% of average daily net assets.

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